Exhibit 21
CENTEX CORPORATION
Subsidiaries as of April 10, 2007

	Jurisdiction of
	Incorporation
Subsidiaries and Assumed Names	or Formation	Note

ALPINE INSURANCE COMPANY	Vermont
ARMOR ASSURANCE COMPANY	Vermont
ARMOR INDEMNITY, INC., A RISK RETENTION GROUP	Hawaii
CENTEAM INSURANCE COMPANY, LTD.	Hawaii
CENTEX EMPLOYEE RELIEF FUND	Texas
CENTEX FINANCIAL SERVICES, LLC	Nevada
CENTEX MORTGAGE, TITLE AND INSURANCE GROUP, LLC	Delaware
CENTEX TITLE & ANCILLARY SERVICES, LLC	Nevada
COMMERCE APPRAISAL SERVICES, LLC	Delaware
COMMERCE ESCROW COMPANY, LLC	Delaware
COMMERCE LAND TITLE AGENCY, LLC	Ohio
Commerce Title Company
COMMERCE LAND TITLE, INC.	Nevada
Centex Title Company
Commerce Company
Commerce Title Company
COMMERCE TITLE COMPANY OF NEW MEXICO, LLC	Delaware
COMMERCE TITLE COMPANY	California
COMMERCE TITLE INSURANCE COMPANY	California
METROPOLITAN TAX SERVICE, INC.	Nevada
Metropolitan Tax & Abstract Services, Inc.
METROPOLITAN TITLE & GUARANTY COMPANY	Florida
Commerce Title Agency
Commerce Title Company
Commerce Title Company of Virginia
WESTWOOD INSURANCE AGENCY	California
Centex Insurance Agency
HomeAdvantage Insurance Agency Services
HomeAdvantage Insurance Services
Massachusetts Westwood Insurance Agency
Westwood Agency
Westwood Insurance Agency of Denver, Inc.
West Insurance Agency, Inc.
WMC Insurance Agency
WMC Insurnace Agency Services
WMC Insurance Services
WMC Insurance Services, Inc.
CTX MORTGAGE COMPANY, LLC	Delaware
Centex Mortgage Company
CTX Mortgage Company
CTX MORTGAGE FUNDING III, LLC	Delaware
CTX MORTGAGE VENTURES, LLC	Delaware
ACCORD LENDING, L.P.	Texas	(1)
ASSURANCE HOME LENDING, L.P.	Washington	(1)
Assurance Financial Services, L.P.
AT-HOME MORTGAGE ASSOCIATES, LTD.	Florida	(1)
BUILDERS CHOICE MORTGAGE, LIMITED PARTNERSHIP	Florida	(1)
COPPER MOUNTAIN MORTGAGE, L.P.	Utah	(1)
DARDEN FINANCIAL SERVICES, L.P.	Texas	(1)
FOUR OAKS MORTGAGE COMPANY, L.P.	North Carolina	(1)
GOLD DUST FINANCIAL, L.P.	Washington	(1)
HEARTLAND MORTGAGE, L.P.	California	(1)
KAWEAH LENDING, L.P.	Texas	(1)
LMX FINANCIAL SERVICES, LTD.	Florida	(1)

Jurisdiction of
Incorporation
Subsidiaries and Assumed Names	or Formation	Note

PRIME HOME MORTGAGE, L.P.	Washington	(1)
REALTY ONE MORTGAGE, L.P.	North Carolina	(1)
T.W. LEWIS MORTGAGE COMPANY, L.P.	Texas	(1)
CTX MORTGAGE FUNDING, LLC	Delaware
CTX SWAP I, LLC	Delaware
HARWOOD STREET FUNDING I, LLC	Delaware	(1)
HARWOOD STREET FUNDING II, LLC	Delaware
Main Street Funding, LLC
MORTGAGE PORTFOLIO SERVICES, INC.	Delaware
CENTEX HOME SERVICES COMPANY, LLC	Nevada
Centex HomeTeam Services
HomeTeam Services
HomeTeam Services, Inc.
CENTEX SECURITY, INC.	Nevada
Apartment Protection Systems
Apartment Protection Systems, Inc.
Centex HomeTeam Security
Centex HomeTeam Services
Centex Security
HomeTeam Security
HomeTeam Security, Inc.
HOMETEAM PEST DEFENSE, INC.	Nevada
HT Pest Defense
M.D. Pest Management
HOMETEAM PEST DEFENSE, LLC	Delaware
Callaghan’s Exterminating
Callaghan’s Pest Defense
Integrated Pest Defense
North Country Pest Management Systems
Stopke Pest Control
Wilson Pest Control
Wilson Pest Defense
CENTEX HOUSING RELIEF FUND	Texas
CENTEX INTERNATIONAL II, LLC	Nevada
BOC GENERAL PARTNER, INC.	Nevada
CDMC HOLDING, INC.	Nevada
CENTEX DEVELOPMENT MANAGEMENT COMPANY	Nevada
CENTEX SCHAUMBURG INDUSTRIAL PARK, L.L.C.	Illinois	(3)
CENTEX HOMES INTERNATIONAL LIMITED	United Kingdom
ABC HOMES LIMITED	United Kingdom	(2)
CENTEX INTERNATIONAL, LLC	Delaware
CENTEX LATIN AMERICA, INC.	Nevada
EMPRESAS INMOBILIARIAS DE MEXICO, S. DE R.L. DE C.V.	Mexico
CENTEX REAL ESTATE CORPORATION	Nevada
BARRINGTON CARPET, LLC	Delaware
CDP CENTRAL REALTY, LLC	Texas
Pointe West Realty
CENTEX BUILDING SERVICES, INC.	Nevada

	Jurisdiction of
	Incorporation
Subsidiaries and Assumed Names	or Formation	Note

CENTEX HOMES	Nevada
At Home America
Centex Destination Properties
Centex Destination Properties d/b/a Marquis Homes
Centex Destination Properties d/b/a Marquis Resort Homes
Centex Destination Properties dba NorthShore Marina
Centex Development Company
Centex Pools & Spas
CityHomes
CTX Builders Supply
Fox & Jacobs
Fox & Jacobs by Centex
Fox & Jacobs Homes
Marquis Homes
Marquis Mountain Homes
Marquis Resort Homes
Marquis Resort Homes by Centex
New Homes Research Group
Palm Coast Resort
Real Homes
Riverwood Golf Club
Teal Building Corporation
Teal Homes
Timbercreek Forest Products
Trailside Point by Centex Homes
Vista Properties Company
Wayne Homes
Wayne Homes by Centex
Wayne Homes, a Division of Centex Homes
ALAMEDA POINT COMMUNITY PARTNERS, LLC	Delaware	(3)
BATCHELLORS FOREST, LLC	Delaware	(2)
BC STAFFORD, LLC	Delaware	(2)
BENICIA CS DEVELOPERS, LLC	Delaware	(2)
CDP WEST REALTY, INC.	Nevada
CDPWH ACQUISITION LLC	Delaware	(2)
CENTEX DEVELOPMENT COMPANY, L.P.	Delaware
CDC, LP
Centex Development Company, Limited Partnership
CENTEX MULTI-FAMILY COMMUNITIES, LLC	Delaware
CENTEX MULTI-FAMILY INVESTMENTS, L.P.	Delaware
CENTEX MULTI-FAMILY UPPER LANDING, LLC	Delaware
CENTEX HOMES CROWN LLC	Delaware
CROWN VILLAGE FARM, LLC	Delaware	(2)
CROWN FARM DEVELOPMENT, LLC	Maryland	(2)
CENTEX HOMES OF PORTLAND REALTY, INC.	Washington
CENTEX HOMES, LLC	Delaware
Centex Homes
CENTEX HOMES WESTSIDE URBAN RENEWAL I, LLC	New Jersey
CENTEX HOMES WESTSIDE URBAN RENEWAL II, LLC	New Jersey

	Jurisdiction of
	Incorporation
Subsidiaries and Assumed Names	or Formation	Note

CENTEX HOSPITALITY GROUP, LLC	Delaware
Atlantic Grille
Bear Lake Reserve Club
Hali’I Kai Club
Ocean Hammock Beach Club
Ocean Hammock Golf and Resort Club
Ocean Hammock Golf Club
Ocean Hammock Real Estate
Ocean Hammock Rentals
Ocean Hammock Resort
Ocean Hammock Yacht Club
Palm Coast Marina
The 19th Hole
The Beach Club at Ocean Hammock
The Club at Ocean Hammock
The Club at South Peak
The Club at Urban Village Las Vegas
The Harbor Course at Palm Coast Resort
The Lodge at Ocean Hammock
The Marina Club at Ocean Hammock
Tidelands Club
Tidelands Clubhouse Grille
CENTEX HOSPITALITY RENTALS, LLC	Delaware
LONG HOLLOW KAYAK CLUB, LLC	Delaware
NORTH FORK KAYAK CLUB, LLC	Delaware
PWH HOSPITALITY LLC	Texas
Hollows Northshore Marina
The Hollows Club
The Pointe West Club
THE HOLLOWS CANOE CLUB, LLC	Delaware
CENTEX LOST CREEK RANCH, LLC	Delaware
LOST CREEK RANCH LTD.	Texas	(3)
CENTEX MULTI-FAMILY ST. PETE HOLDING COMPANY, L.L.C.	Delaware
CENTEX/LENNAR AT MARTIN’S CROSSING, LLC	Florida	(2)
CENTEX/LENNAR AT PORTOFINO ISLES, LLC	Florida	(2)
CENTEX/LENNAR AT WOODFIELD, LLC	Delaware	(2)
CENTEX/LENNAR NFL TOWN CENTER SOUTH, LLC	Delaware	(2)
CENTEX/MERITAGE AT LANCASTER PARK, LLC	Delaware	(2)
CENTEX/TAYLOR, LLC	Delaware
CENTEX/TOUSA AT WELLINGTON, LLC	Delaware	(2)
CL NORTH LAKES LLC	Delaware
CL OCEAN VILLAS, LLC	Delaware	(2)
CLAREMONT HILLS LLC	Delaware	(2)
CLEVENGERS VILLAGE UTILITY, INC.	Virginia
CM WESTWIND, LLC	Delaware	(2)
CP OAKLEY DEVELOPERS, LLC	Delaware	(2)
CP SUNRIDGE, LLC	Delaware	(2)
CREEKSIDE II DEVELOPMENT, LLC	Delaware	(3)
CTX BUILDERS SUPPLY SERVICES, LLC	Delaware
DOVE BARRINGTON DEVELOPMENT LLC	Delaware	(2)
EAST FRANKLIN IMPLEMENTATION GROUP, LLC	California	(3)
EAST WEST AT SILVER SPRING, LLC	Delaware
CityHomes at 1200 East West
EG DEVELOPMENT, LLC	Delaware
EUREKA ESCONDIDO, LLC	Delaware	(2)
Eureka Escondido Partners, LLC
FAIR CHASE DEVELOPMENT LLC	Delaware	(2)
FLORIDA CONSERVANCY AND DEVELOPMENT GROUP, LLC	Florida	(2)
LANSDOWNE COMMUNITY DEVELOPMENT LLC	Virginia	(3)
LCD COMMUNICATIONS LLC	Virginia	(3)

	Jurisdiction of
	Incorporation
Subsidiaries and Assumed Names	or Formation	Note

OPENBAND AT LANSDOWNE L.L.C.	Virginia	(3)
LANSDOWNE TOWN CENTER LLC	Delaware	(3)
LENNAR CENTEX DEL RIO PARTNERS, LLC	Delaware	(2)
LENNAR/CENTEX AT BAYHILL, LLC	Florida	(2)
LENNAR/CENTEX SOUTH CAMPUS, LLC	Delaware	(2)
LPC ONE DEVELOPMENT PARTNERS, LLC	Delaware	(3)
MARINA COMMUNITY PARTNERS, LLC	Delaware	(3)
MELROSE PARK JOINT VENTURE	Florida	(1)
NMC BUILDERS, LLC	California	(3)
NOVATO COMMUNITY PARTNERS, LLC	California	(2)
BAY VISTA AT MEADOW PARK, L.P.	California	(3)
CREEKSIDE AT MEADOW PARK, L.P.	California	(3)
OAKDALE COMMUNITY PARTNERS, LLC	Delaware	(2)
OXNARD VILLAGE, LLC	Delaware	(2)
PALM COAST RESORT, LLC	Delaware
PL ROSEVILLE, LLC	California	(3)
PLANT 51, LLC	Delaware
PORTA D’ ITALIA, LLC	Delaware	(2)
PORTA D’ITALIA SOUTH BUILDING, LLC	Delaware	(2)
POTOMAC YARD DEVELOPMENT SOLE MEMBER LLC	Delaware	(2)
POTOMAC YARD DEVELOPMENT LLC	Delaware	(2)
RIVERMARK PARTNERS, LLC	California	(3)
RIVERPARK LEGACY, LLC	Delaware	(3)
SANTA CLARITA 700, LLC	Delaware	(2)
SCENE AT HILLTOP, LLC	Delaware
SEABREEZE, LLC	California
SELECTIVE- DELAWARE, L.L.C.	Delaware
Heritage Pointe
SILVER FALLS, LLC	Delaware	(2)
SIMPSON CROSSING DELVEOPMENT, LLC	Delaware
SOUTHPORT DEVELOPMENT LLC	Delaware	(2)
TECH VILLAGE PARTNERS II, LLC	Florida
THE JONES COMPANY HOMES REALTY, LLC	Nevada
THE JONES COMPANY HOMES, LLC	Nevada
Centex Homes
Fox & Jacobs Homes
Lexington Homes
The Jones Company
FAIRFIELD, L.L.C.	Missouri	(2)
JBA EUREKA, L.L.C.	Missouri	(3)
JMB NO. 2, L.L.C.	Missouri	(3)
JMB TAPAWINGO, L.L.C.	Missouri	(3)
LOWER MISSOURI RIVER, L.L.C.	Missouri
MEADOWBROOK DEVELOPMENT COMPANY, LLC	Delaware	(2)
THE JONES COMPANY BUILDING SERVICES, LLC	Nevada
WESTLAND ACRES DEVELOPMENT, L.L.C.	Missouri	(3)
THE PAVILIONS AT HUNTINGTON METRO, LLC	Delaware
THE PAVILIONS AT TAKOMA, LLC	Delaware
THE RIDINGS DEVELOPMENT LLC	Delaware	(2)
TRIPLE CREEK, LLC	Delaware	(2)
TUSTIN LEGACY COMMUNITY PARTNERS, LLC	Delaware	(2)
Legacy Park Partners
Tustin Legacy Community Partners
WAYNE HOMES MID ATLANTIC, LLC	Delaware
Wayne Homes
WAYNE HOMES, LLC	Delaware
Wayne Homes Centex, LLC
Wayne Homes Michigan, LLC

Jurisdiction of
Incorporation
Subsidiaries and Assumed Names	or Formation	Note

WEST HYATTSVILLE METRO DEVELOPMENT LLC	Delaware
WINDEMERE BLC LAND COMPANY LLC	California	(3)
CENTEX HOMES MARKETING, INC.	Georgia
CTX Realty
CENTEX HOMES REALTY COMPANY	Nevada
Centex Homes
Centex Homes Realty
Fox & Jacobs
Fox & Jacobs Homes
CENTEX HOMES REALTY, INC.	Michigan
CENTEX HOMES, INC.	Texas
CENTEX REAL ESTATE CONSTRUCTION COMPANY	Nevada
CTX Builders Supply
CENTEX REAL ESTATE HOLDING, L.P.	Delaware
CENTEX REALTY, INC.	Florida
Riverwood Properties
The Plantation Realty
The Quarry Realty
CITY HOMEBUILDERS, INC.	Texas
CityHomes
FOX & JACOBS, INC.	Texas
JOHN CROSLAND COMPANY	North Carolina
John Crosland Homes
CROSLAND ACCEPTANCE ASSOCIATES V	North Carolina
THE HOLLOWS UTILITIES LLC	Delaware
CTX HOLDING COMPANY	Nevada
GENBOND TWO, INC.	North Carolina
CROSLAND BOND COMPANY	North Carolina
MORTGAGE ACCEPTANCE ASSOCIATES NO. 2	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 1	North Carolina
MORTGAGE COLLATERAL ASSOCIATES NO. 3	North Carolina
SYCAMORE CREEK	California	(2)
TRIPLE A DELAWARE LIMITED, LLC	Delaware
AAA HOLDINGS, L.P.	Delaware
Centex Homes
Centex Homes – Harris County, Texas
Delaware AAA Holdings, L.P.
CENTEX MULTI FAMILY COMPANY	Nevada
Centex Multi Family Development Company
NOMAS CORP.	Nevada
Centex Homes
Centex Homes Harris County, Texas
CENTEX HOMES OF CALIFORNIA II, LLC	Delaware
CENTEX HOMES OF CALIFORNIA, LLC	Delaware
CENTEX SERVICE COMPANY, LLC	Nevada
M&W GENERAL CONSTRUCTION COMPANY	Nevada
CENTEX TRUST I	Delaware
CENTEX TRUST II	Delaware
CTX INSURANCE AGENCY, INC.	Texas
Westwood Insurance Agency
GDP, LLC	Delaware
INDEPENDENT GENERAL AGENCY, INC.	Texas

(1)	This entity has members or other owners unaffiliated with the registrant or its subsidiaries that together own a majority interest, however, the registrant or one of its subsidiaries is the managing entity.

(2)	This entity has members or other owners unaffiliated with the registrant or its subsidiaries that own a 50% interest.

(3)	The registrant and its subsidiaries own only a minority interest.